Fees Summary	Mar. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 649,746,500.00
Previously Paid Amount	0.00
Total Fee Amount	99,476.19
Total Offset Amount	0.00
Net Fee	$ 99,476.19
Final Prospectus	false